Principal Financial Group 2019 Outlook Call December 3, 2018

Posted on PFG website: 12/3/2018 Forward looking statements Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to non-GAAP operating earnings, net income attributable to PFG, net cash flows, realized and unrealized gains and losses, capital and liquidity positions, sales and earnings trends, and management’s beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company’s annual report on Form 10-K for the year ended Dec. 31, 2017, and in the company’s quarterly report on Form 10-Q for the quarter ended Sep. 30, 2018, filed by the company with the U.S. Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions may significantly affect the company’s ability to meet liquidity needs, access to capital and cost of capital; conditions in the global capital markets and the economy generally; volatility or declines in the equity, bond or real estate markets; changes in interest rates or credit spreads or a sustained low interest rate environment; the company’s investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the company’s valuation of investments and the determination of the amount of allowances and impairments taken on such investments may include methodologies, estimations and assumptions that are subject to differing interpretations; any impairments of or valuation allowances against the company’s deferred tax assets; the company’s actual experience could differ significantly from its pricing and reserving assumptions; the pattern of amortizing the company’s DAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; changes in laws, regulations or accounting standards; the company may not be able to protect its intellectual property and may be subject to infringement claims; the company’s ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends Iowa insurance laws impose on Principal Life; litigation and regulatory investigations; from time to time the company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; applicable laws and the company’s certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests; competition, including from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; a downgrade in the company’s financial strength or credit ratings; client terminations, withdrawals or changes in investor preferences; inability to attract and retain qualified employees and sales representatives and develop new distribution sources; an interruption in telecommunication, information technology or other systems, or a failure to maintain the confidentiality, integrity or availability of data residing on such systems; international business risks; fluctuations in foreign currency exchange rates; the company may need to fund deficiencies in its “Closed Block” assets; the company’s reinsurers could default on their obligations or increase their rates; risks arising from acquisitions of businesses; and loss of key vendor relationships or failure of a vendor to protect information of our customers or employees. 2

Posted on PFG website: 12/3/2018 Use of non-GAAP financial measures A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP. The company uses a number of non-GAAP financial measures management believes are useful to investors because they illustrate the performance of the company’s normal, ongoing operations which is important in understanding and evaluating the company’s financial condition and results of operations. While such measures are also consistent with measures utilized by investors to evaluate performance, they are not, however, a substitute for U.S. GAAP financial measures. Therefore, the company has provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure within the slides. The company adjusts U.S. GAAP financial measures for items not directly related to ongoing operations. However, it is possible these adjusting items have occurred in the past and could recur in future reporting periods. Management also uses non-GAAP financial measures for goal setting, as a basis for determining employee and senior management awards and compensation, and evaluating performance on a basis comparable to that used by investors and securities analysts. The company also uses a variety of other operational measures that do not have U.S. GAAP counterparts, and therefore do not fit the definition of non-GAAP financial measures. Assets under management is an example of an operational measure that is not considered a non- GAAP financial measure. 3

Posted on PFG website: 12/3/2018

# Financial metrics

Principal Financial Group, Inc.
(in millions, except as indicated)

| | Trailing 12 months 9/30/2018 |
|---|---|
| **PFG** | |
| **Income (loss) before income taxes** | **$1,856.3** |
| Net realized capital (gains) losses | 3.1 |
| Net realized capital (gains) losses pre-tax adjustments | 50.1 |
| Non-GAAP pre-tax operating (earnings) losses attributable to noncontrolling interest | (12.0) |
| Income taxes related to equity method investments | 61.6 |
| Principal Financial Group Foundation, Inc. contribution | 70.0 |
| **Non-GAAP pre-tax operating earnings [1]** | **$2,029.1** |

| | Trailing 12 months 9/30/2018 | | | | | | |
|---|---|---|---|---|---|---|---|
| | As reported | Impact of 3Q18 actuarial assumption review (AAR) | Excluding 3Q18 AAR [1] | Estimated impact of allocation changes | Estimated recast excluding AAR [1] | Impact of 3Q18 performance fee and elevated expenses | Estimated recast excluding AAR, performance fee and elevated expenses [1] |
| **Segment pre-tax operating earnings (losses)** | | | | | | | |
| RIS-Fee | $549.0 | $7.7 | $541.3 | $(19.4) | $521.9 | $ - | $521.9 |
| RIS-Spread | 362.0 | 11.5 | 350.5 | 61.0 | 411.5 | - | 411.5 |
| Principal Global Investors | 576.8 | - | 576.8 | 9.7 | 586.5 | 85.6 | 500.9 |
| Principal International | 279.8 | (53.5) | 333.3 | 18.0 | 351.3 | - | 351.3 |
| Specialty Benefits | 277.1 | 6.2 | 270.9 | (2.2) | 268.7 | - | 268.7 |
| Individual Life | 169.8 | (15.5) | 185.3 | 26.6 | 211.9 | - | 211.9 |
| Corporate | (185.4) | - | (185.4) | (93.7) | (279.1) | - | (279.1) |
| **Non-GAAP pre-tax operating earnings [1]** | **$2,029.1** | **$(43.6)** | **$2,072.7** | **$ -** | **$2,072.7** | **$85.6** | **$1,987.1** |

[1] This is a non-GAAP financial measure and is reconciled to GAAP on this page.

4

Posted on PFG website: 12/3/2018

# Non-GAAP financial measure reconciliations

| | Trailing 12 months 9/30/2018 | | | | |
|---|---|---|---|---|---|
| **Net revenue** | As reported | Impact of 3Q18 AAR | Excluding 3Q18 AAR [1] | Estimated impact of allocation changes | Estimated recast, excluding AAR [1] |
| RIS-Fee | $1,647.0 | $(3.0) | $1,650.0 | $(44.9) | $1,605.1 |
| RIS-Spread | $536.8 | $(4.3) | $541.1 | $35.6 | $576.7 |
| | | | | | |
| **Premium and fees** | | | | | |
| Specialty Benefits | $2,131.2 | $(1.7) | $2,132.9 | $ - | $2,132.9 |
| Individual Life | $1,091.0 | $(2.3) | $1,093.3 | $ - | $1,093.3 |

| | Trailing 12 months 9/30/2018 | | |
|---|---|---|---|
| **Principal Global Investors Operating Revenues Less Pass-Through Commissions** | As reported | Impact of 3Q18 performance fee | Excluding 3Q18 performance fee [1] |
| Principal Global Investors operating revenues | $1,756.4 | $253.1 | $1,503.3 |
| Principal Global Investors commission expense | (166.9) | - | (166.9) |
| Principal Global Investors operating revenues less pass-through commissions [1] | $1,589.5 | $253.1 | $1,336.4 |

| | Trailing 12 months 9/30/2018 | | |
|---|---|---|---|
| **Principal International Combined Net Revenue (at PFG Share)** | As reported | Impact of 3Q18 AAR | Excluding 3Q18 AAR [1] |
| Principal International pre-tax operating earnings | $279.8 | $(53.5) | $333.3 |
| Principal International combined operating expenses other than pass-through commissions (at PFG share) | 685.5 | 50.1 | 635.4 |
| Principal International combined net revenue (at PFG share) [1] | $965.3 | $(3.4) | $968.7 |

[1] This is a non-GAAP financial measure and is reconciled to GAAP on this page.

5

Principal®

Posted on PFG website: 12/3/2018

# 2019 allocation changes

- Effective 1/1/2019, we are making allocation changes to **compensation & other expenses** and **net investment income**; prior periods will be recast
- **2019 and long-term guidance ranges reflect the estimated allocation changes**
- **Importantly, there is no impact to total company financial results**
- Changes are being made as a result of a global financial process improvement project
- The expense allocation changes simplify the allocation processes, increase transparency, and allow for more effective expense management across the enterprise
- The net investment income allocation changes better align our internal capital allocation with enterprise capital targets

3Q 2018 TTM non-GAAP pre-tax operating earnings
($ in millions, recast amounts are estimated)


$2,029M
Life, $170
SBD, $277
PI $280
PGI $577
RIS-Spread $362
RIS-Fee $549
Corp, $(186)
As reported
$2,073M
Life, $185
SBD, $271
PI $333
PGI $577
RIS-Spread $351
RIS-Fee $542
Corp, $(186)
Current methodology, x-AAR[1]
$2,073M
Life, $212
SBD, $269
PI $351
PGI $587
RIS-Spread $412
RIS-Fee $522
Corp, $(280)
Estimated recast, x-AAR[1]

- Approximately **$100M of compensation & other expenses** on an annual basis is moving out of the business units and into Corporate
- Approximately **$50M of net investment income** on an annual basis is shifting between RIS-Fee, RIS-Spread, Specialty Benefits, and Individual Life

[1] Excludes the impacts of the 3Q18 actuarial assumption review

6

Posted on PFG website: 12/3/2018 No significant change to contribution to non-GAAP pre-tax operating earnings by business 3Q 2018 TTM non-GAAP pre-tax operating earnings (Excludes the impact of the 3Q18 actuarial assumption review and Corporate; recast figures are estimated) Before After Current methodology Estimated recast Life Life 8% RIS-Fee 9% RIS-Fee SBD SBD 24% 22% 12% 11% PI PI RIS- 15% RIS- 15% Spread Spread 15% 18% PGI PGI 26% 25% Timing of the changes • Allocation changes effective 1/1/2019 • 4Q 2018 will be reported under the current allocation methodology • A recast version of the 4Q 2018 financial supplement will be released in Feb 2019 7

Posted on PFG website: 12/3/2018 Investment in digital strategies continues • Continuing to accelerate our digital investments in 2019 • Expect the net impact (digital investment less revenue and expense benefits) to be approximately a $50 to $60 million dollar pre-tax investment in 2019, similar to 2018 levels Digital acceleration Customer Direct Investment experience sales & advice process 8

Posted on PFG website: 12/3/2018 2019 outlook assumptions 2019 S&P 500 daily average between 2,830 and 2,850, based on levels as Equity markets of 11/28/2018 8% total return (6% price appreciation + 2% dividend yield) Interest rates 3.25% – 3.50% 10-year treasury rate at year-end 2019 Foreign exchange rates Rates follow external conensus1 as of Nov. 2018 Total company operating earnings effective tax 16-20% rate2 Weighted average diluted 280M – 282M shares outstanding Corporate pre-tax $(300)M - $(320)M operating losses 1 Latin America uses local Central Bank estimates and Asia uses Bloomberg 2 The operating earnings effective tax rate is a non-GAAP measure and, on a total company basis, is approximately 9 4% higher than the U.S. GAAP effective tax rate primarily due to net realized capital gains and losses (NRCG).

Posted on PFG website: 12/3/2018 Retirement and Income Solutions 3Q 2018 TTM, x-AAR1 Current Estimated 2019 Long-term Retirement and Income Solutions methodology recast outlook outlook Net revenue $1,650.0 $1,605.1 Pre-tax operating earnings $541.3 $521.9 RIS-Fee Net revenue annual growth rate 1.9% 2.3% (2)-2% 1-5% Pre-tax return on net revenue 32.8% 32.5% 26-30% 28-32% Net revenue $541.1 $576.7 Pre-tax operating earnings $350.5 $411.5 RIS-Spread Net revenue annual growth rate (1.6)% (1.7)% 5-10% 5-10% Pre-tax return on net revenue 64.8% 71.4% 65-70% 65-70% Highlights: • Guidance ranges reflect allocation changes • RIS-Fee’s 2019 net revenue growth and margins reflects unfavorable equity market performance through 11/28/2018 • RIS-Fee’s 2019 net revenue growth is dampened approximately 2 percentage points due to customers moving from commissions to fee arrangements; lower fees are offset by lower commissions and there is no impact to pre-tax operating earnings 1 Excludes the impact of the 3Q18 actuarial assumption review Non-GAAP financial measures included on this slide are reconciled on slides 4 and 5 10 See appendix for definitions of measures

Posted on PFG website: 12/3/2018 Principal Global Investors 3Q 2018 TTM, x-performance fee1 Current Estimated 2019 Long-term Principal Global Investors methodology recast outlook outlook Operating revenues less pass-through $1,336.4 $1,336.4 commissions Pre-tax operating earnings, adjusted for $497.0 $506.7 noncontrolling interest Operating revenues less pass-through 3.7% 3.7% 1-5% 4-7% commissions annual growth rate Pre-tax return on operating revenues less pass- 37.2% 37.9% 34-38% 34-38% through commissions Highlights: • Guidance ranges reflect allocation changes • PGI’s 2019 operating revenue growth and margins reflects unfavorable market performance through 11/28/2018 1 Excludes the impacts of the 3Q18 performance fee and elevated expenses Non-GAAP financial measures included on this slide are reconciled on slides 4 and 5 11 See appendix for definitions of measures

Posted on PFG website: 12/3/2018

# Principal International

| Principal International | 3Q 2018 TTM, x-AAR[1] Current methodology | 3Q 2018 TTM, x-AAR[1] Estimated recast | 2019 outlook | Long-term outlook |
|---|---|---|---|---|
| Combined net revenue (at PFG share) | $968.7 | $968.7 | | |
| Pre-tax operating earnings | $333.3 | $351.3 | | |
| Combined net revenue annual growth rate (at PFG share, in reported USD) | 10.6% | 10.6% | 5-9% | 11-14% |
| Pre-tax return on combined net revenue (at PFG share, in reported USD) | 34.4% | 36.3% | 35-39% | 38-43% |

## Highlights:

- Guidance ranges reflect allocation changes
- PI's 2019 combined net revenue growth and margins reflect foreign currency exchange headwinds and pressures in Latin America; margins also reflect higher DAC amortization in Brazil as a result of the 3Q18 actuarial assumption review

## Note:

- Combined net revenue (at PFG share) reflects our share of net revenue for all Principal International companies at 100% ownership less pass-through commissions. This metric is to be used to derive Principal International's 2019 outlook. Principal International's combined net revenue (at PFG share) cannot be derived from the segment level income statement provided in the financial supplement.

[1] Excludes the impact of the 3Q18 actuarial assumption review

Non-GAAP financial measures included on this slide are reconciled on slides 4 and 5

See appendix for definitions of measures

12

Posted on PFG website: 12/3/2018 U.S. Insurance Solutions 3Q 2018 TTM, x-AAR1 Current Estimated 2019 Long-term U.S. Insurance Solutions methodology recast outlook outlook Premium and fees $2,132.9 $2,132.9 Pre-tax operating earnings $270.9 $268.7 Specialty Premium and fees annual 7.7% 7.7% 7-9% 7-9% Benefits growth rate Pre-tax return on premium and fees 12.7% 12.6% 12-14% 11-14% Loss ratio 62% 62% 60-66% 60-66% Premium and fees $1,093.3 $1,093.3 Pre-tax operating earnings $185.3 $211.9 Individual Life Premium and fees annual 4.2% 4.2% 4-8% 4-8% growth rate Pre-tax return on premium and fees 16.9% 19.4% 16-20% 17-21% 1 Excluding the impact of the 3Q18 actuarial assumption review Non-GAAP financial measures included on this slide are reconciled on slides 4 and 5 13 See appendix for definitions of measures

Posted on PFG website: 12/3/2018 2019 capital deployment strategy • Expect to deploy $1.0B - $1.4B of capital in 2019 • Continue to have a balanced approach to capital deployment to enhance long-term shareholder value: Grow capital Return capital Optimize • Organic growth • Common capital structure • Mergers and stock dividends • Financial flexibility acquisitions (M&A) • Share repurchases • Expect to externally deploy 65–70% of our net income over the long-term, with fluctuations in any given year 14

Appendix

Posted on PFG website: 12/3/2018 What if things don’t go as expected? Impacts of key macroeconomic conditions on Principal’s annual non-GAAP pre-tax operating earnings If macroeconomics Equity market Interest rates FX: U.S. dollar change by… return +/- 10% +/- 100 bps changes +/- 2% Then Principal’s annual non-GAAP pre-tax +/- 4-6%1 +/- < 1%2 -/+ < 1%3 operating earnings will change by… RIS – Fee RIS – Spread PI And the primary businesses PGI Individual Life impacted are… SBD 1 Assumes an immediate 10% change in the S&P 500 followed by 2% growth per quarter thereafter 2 Excludes the impact of actuarial unlockings 3 Principal is primarily impacted by changes in Latin American and Asian currencies. Inverse relationship between movement of the U.S. dollar and impact to pre-tax operating earnings. Note: The impact to net income attributable to Principal Financial Group, Inc. is materially consistent with the 16 impact to pre-tax operating earnings.

Posted on PFG website: 12/3/2018

# Estimated impacts of allocation changes

3Q 2018 on a trailing twelve month basis
Estimated income statement line item impacts of the net investment income and compensation and other expense allocation changes
*($ in millions)*

| | Impacts of allocation changes; 9/30/2018 TTM | | | | | | | Total impact of allocation changes |
|---|---|---|---|---|---|---|---|---|
| Line Item | RIS-Fee | RIS-Spread | Principal Global Investors | Principal International | Specialty Benefits | Individual Life | Corporate | |
| Premiums and other considerations | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Fees and other revenues | - | - | - | - | - | - | - | - |
| Net investment income | (44.9) | 35.6 | - | - | (3.0) | 12.3 | - | - |
| *Total operating revenues* | (44.9) | 35.6 | - | - | (3.0) | 12.3 | - | - |
| | | | | | | | | |
| Benefits, claims and settlement expenses | - | - | - | - | - | - | - | - |
| Dividends to policyholders | - | - | - | - | - | - | - | - |
| Commissions | - | - | - | - | - | - | - | - |
| Capitalization of DAC | - | - | - | - | - | - | - | - |
| Amortization of DAC | - | - | - | - | - | - | - | - |
| Depreciation and amortization | - | - | - | - | - | - | - | - |
| Interest expense on corporate debt | - | - | - | - | - | - | - | - |
| Compensation and other | (25.5) | (25.4) | (9.7) | (18.0) | (0.8) | (14.3) | 93.7 | - |
| *Total expenses* | (25.5) | (25.4) | (9.7) | (18.0) | (0.8) | (14.3) | 93.7 | - |
| | | | | | | | | |
| **Non-GAAP pre-tax operating earnings (losses)** | **$ (19.4)** | **$ 61.0** | **$ 9.7** | **$ 18.0** | **$ (2.2)** | **$ 26.6** | **$ (93.7)** | **$ -** |

17

Principal®

Posted on PFG website: 12/3/2018 9/30/2018 TTM income statement impacts of the 2018 actuarial assumption review and PGI performance fee and elevated expenses Accelerated Subtotal performance Annual actuarial assumption review actuarial fee & elevated Principal Specialty Individual assumption expenses in Line Item RIS-Fee RIS-Spread International Benefits Life review PGI Total Premiums and other considerations $ - $ - $ - $ (1.7) $ - $ (1.7) $ - $ (1.7) Fees and other revenues - - - - (2.3) (2.3) 253.1 250.8 Net investment income - - (53.5) - - (53.5) - (53.5) Total operating revenues - - (53.5) (1.7) (2.3) (57.5) 253.1 195.6 Benefits, claims and settlement expenses 3.0 4.3 - (10.0) 20.7 18.0 - 18.0 Dividends to policyholders - - - - 1.8 1.8 - 1.8 Commissions - - - - - - - - Capitalization of DAC - - - - - - - - Amortization of DAC (10.7) (15.8) - - (9.3) (35.8) - (35.8) Depreciation and amortization - - - - - - - - Interest expense on corporate debt - - - - - - - - Compensation and other - - - 2.1 - 2.1 167.5 169.6 Total expenses (7.7) (11.5) - (7.9) 13.2 (13.9) 167.5 153.6 Non-GAAP pre-tax operating earnings (losses) $ 7.7 $ 11.5 $ (53.5) $ 6.2 $ (15.5) $ (43.6) $ 85.6 $ 42.0 18

Posted on PFG website: 12/3/2018 Measure definitions Net revenue: operating revenues less benefits, claims and settlement expenses less dividends to policyholders. Pre-tax operating earnings: operating earnings before income taxes and after noncontrolling interest. Pre-tax return on net revenue: pre-tax operating earnings divided by net revenue. Operating revenues less pass-through commissions: the company has determined this measure is more representative of underlying operating revenues growth for Principal Global Investors as it removes commissions that are collected through fee revenue and passed through expenses with no impact to pre-tax operating earnings. In addition, using this metric provides a more meaningful representation of our profit margins. Pre-tax return on operating revenues less pass-through commissions: pre-tax operating earnings, adjusted for noncontrolling interest divided by operating revenues less pass-through commissions. Combined net revenue (at PFG share): reflects our share of net revenue for all Principal International companies at 100% less pass-through commissions. The company has determined combined net revenue (at PFG share) is more representative of underlying net revenue growth for Principal International as it reflects our proportionate share of consolidated and equity method subsidiaries. In addition, using this net revenue metric provides a more meaningful representation of our profit margins. The difference between combined net revenue (at PFG share) and pre-tax operating earnings is combined operating expenses other than pass-through commisisons (at PFG share). Pre-tax return on combined net revenue (at PFG share): pre-tax operating earnings divided by combined net revenue (at PFG share). Premium and fees: premiums and other considerations plus fees and other revenues. Pre-tax return on premium and fees: pre-tax operating earnings divided by premium and fees. 19